                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                             (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement               [_] Confidential, For Use of the
[_] Definitive Proxy Statement                    Commission Only (as permitted
[X] Definitive Additional Materials               by Rule14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12

                       VITESSE SEMICONDUCTOR CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

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

                       VITESSE SEMICONDUCTOR CORPORATION
                                741 Calle Plano
                              Camarillo, CA 93012
                                 (805) 388-3700

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 29, 2002

                               ----------------

Dear Vitesse Stockholder:

   The Annual Meeting of Stockholders (the "Annual Meeting") of Vitesse Semiconductor Corporation ("Vitesse" or the "Company"), a Delaware corporation, will be held on Tuesday, January 29, 2002, at the Renaissance Hotel located at 30100 Agoura Road, Agoura Hills, California 91301. The meeting will begin at 10:30 a.m.

   Only stockholders who owned stock at the close of business on December 4, 2001 can vote at this meeting or any adjournments that may take place. At the meeting we will:

     1. Elect a Board of Directors.

     2. Approve an amendment to our 1991 Employee Stock Purchase Plan to reserve an additional 5,500,000 shares of Common Stock for issuance thereunder.

     3. Approve the appointment of our independent auditors for 2002.

     4. Attend to other business properly presented at the meeting.

   Your Board of Directors recommends that you vote in favor of the three proposals outlined in this Proxy Statement.

   If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

   At the meeting we will also report on Vitesse's fiscal 2001 business results and other matters of interest to stockholders.

   Vitesse recently mailed a copy of its 2001 Annual Report to all stockholders. The approximate date of mailing for this notice, proxy statement and proxy card is December 19, 2001.

                                          THE BOARD OF DIRECTORS

December 14, 2001
Camarillo, California

                             YOUR VOTE IS IMPORTANT

   In order to assure your representation at the Annual Meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Please reference the information on page 1, "How do I vote?" for alternative voting methods.

                       VITESSE SEMICONDUCTOR CORPORATION

                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 29, 2002

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Vitesse Semiconductor Corporation ("Vitesse" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, January 29, 2002, at 10:30 a.m., and at any adjournments that may take place.

   The Annual Meeting will be held at the Renaissance Hotel located at 30100 Agoura Road, Agoura Hills, California 91301. Vitesse anticipates sending the proxy materials to stockholders on or about December 19, 2001.

   The following is important information in a question-and-answer format regarding the Annual Meeting and this Proxy Statement.

Q: What may I vote on?

A: (1) The election of six nominees to serve on our Board of Directors.

   (2) The amendment of our 1991 Employee Stock Purchase Plan to reserve an additional 5,500,000 shares of Common Stock for issuance thereunder.

   (3) The approval of the appointment of our independent auditors for fiscal 2002.

   (4) Any other business properly presented at the meeting.

Q: How does the Board recommend I vote on the proposals?

A: The Board recommends a vote FOR each of the director nominees, FOR the amendment of the 1991 Employee Stock Purchase Plan, and FOR the appointment of KPMG LLP as independent auditors for fiscal 2002.

Q: Who is entitled to vote?

A: Stockholders as of the close of business on December 4, 2001 (the "Record
   Date") are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. As of the Record Date, 199,936,864 shares of the Company's common stock were issued and outstanding.

Q: How do I vote?

A: There are three ways you can vote:

  (1) Sign and date each proxy card you receive and return it in the prepaid envelope.

  (2) Vote through the Internet or telephone voting system more fully described on your proxy card.

  (3) Vote in person at the Annual Meeting. If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

Q: How can I change my vote or revoke my proxy?

A: You have the right to revoke your proxy and change your vote at any time before the meeting by notifying the Company's Secretary, or returning a later-dated proxy card, or by internet or telephone as more fully described on your proxy card. You may also revoke your proxy and change your vote by voting in person at the meeting.

Q: What does it mean if I get more than one proxy card?

A: It means you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q: Who will count the vote?

A: Representatives of EquiServe, the Company's transfer agent, will count the votes and act as the Inspector of Election. The Company believes that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Q: What is a "quorum"?

A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. Abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A withheld vote is the same as an abstention. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be counted as present with respect to that matter for purposes of establishing a quorum.

Q: Who can attend the Annual Meeting?

A: All stockholders as of the Record Date can attend. If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

Q: How will voting on any other business be conducted?

A: We do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement. However, because the Company did not receive notice of any other proposals to be brought before the meeting by November 8, 2001 (45 days prior to the month and day of last year when proxy materials for the 2001 Annual Meeting were mailed to stockholders), if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Pierre R. Lamond, Vitesse's Chairman, and Louis R. Tomasetta, Vitesse's President and Chief Executive Officer, to vote on such matters at their discretion.

Q: Who are the largest principal stockholders?

A: Fidelity Management and Research Corporation owned 19,780,244 shares, or
   9.9%, as of September 30, 2001, according to information provided by Fidelity Management and Research Corporation.

Q: How and when may I submit proposals for the 2003 Annual Meeting?

A: To have your proposal included in the Company's Proxy Statement for the 2003
   Annual Meeting, you must submit your proposal in writing by August 21, 2002, to the Company's Secretary, c/o Vitesse Semiconductor Corporation, 741 Calle Plano, Camarillo, California 93012.

   If you submit a proposal for the 2003 Annual Meeting after November 4, 2002, the proxy for the 2003 Annual Meeting may confer upon management discretionary authority to vote on your proposal.

   You should also be aware of certain other requirements you must meet to have your proposal included in the Company's Proxy Statement for the 2003 Annual Meeting that are explained in Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Q: How much did this proxy solicitation cost?

A: Georgeson Shareholder Communications, Inc. was hired to assist in the distribution of proxy materials and solicitation of votes for $6,000, plus certain out-of-pocket expenses. We also reimburse brokerage houses and persons representing beneficial owners of shares for their reasonable out-of-pocket expenses in forwarding solicitation materials to such beneficial owners. Certain of the Company's directors, officers or employees may also solicit proxies in person or by telephone, but they will not receive any additional compensation for doing so.

                           PROPOSALS YOU MAY VOTE ON

Proposal 1: Election of Directors.

   The Company has nominated six (6) candidates for election to the Board this year. Detailed information on each of the Company's nominees is provided on page 7. All directors are elected annually and serve a one-year term until the next Annual Meeting. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. We expect that each nominee listed on page 7 will be able and will not decline to serve as a director.

Vote Required; Recommendation of the Board of Directors

   With respect to the election of directors, the six candidates receiving the highest number of FOR votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

Proposal 2: Approval of Amendment to the Company's Employee Stock Purchase Plan

   The Vitesse Semiconductor Corporation 1991 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the shareholders in August 1991 and has been amended from time to time. A total of 7,500,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. Of these reserved shares, 998,030 shares remained for future grant under the Purchase Plan as of November 30, 2001. The Board of Directors has adopted an amendment to the Purchase Plan (the "Purchase Plan Amendment"), subject to approval by the shareholders, to increase the number of shares reserved for issuance under the Purchase Plan by an additional 5,500,000 shares to an aggregate total of 13,000,000 shares. The Board further amended the Purchase Plan to change the length of the offering periods from six months to twenty-four months. The shareholders are being asked to approve the Purchase Plan Amendment to increase the number of shares available under the Purchase Plan.

   The following is a summary of the material provisions of the Purchase Plan, as amended and restated, a copy of which may be obtained from the Company or its publicly filed documents. The Purchase Plan, which qualifies under Section 423 of the Internal Revenue Code, provides for eligible employees to purchase shares of the Company's Common Stock during offering periods of overlapping twenty-four months that commence on February 1 and August 1 of each year and end twenty-four months later on January 31 and July 31, respectively, before the next period commences. Each offering period will be comprised of four successive six-month purchase periods. Deductions will be made from a participating employee's salary during each purchase period, and if the employee has not withdrawn by the last day of the purchase period, stock will be purchased for the account of the employee at the end of the purchase period at the price as set forth below.

   Employees are eligible to participate after one month of employment if they are regularly employed by the Company for at least 20 hours per week and more than five months per calendar year. Employees who would immediately after the grant own 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary are not eligible to participate. As of November 30, 2001, approximately 1,100 of the Company's employees were eligible to participate in the Purchase Plan. Because participation in the Purchase Plan is voluntary, the Company cannot now determine the number of shares of Common Stock to be purchased by any particular individual or group of individuals.

   The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 20% of an employee's base compensation, including commissions, but excluding overtime and bonuses, at a price equal to 85% of the fair market value of the Common Stock at the beginning of the offering period or at the end of each purchase period, whichever is lower. In the event that the fair market value at the beginning of the offering period in which the participating employee is enrolled is higher than at the beginning of any immediately subsequent offering period, the participating employee shall automatically be re-enrolled for such subsequent offering period, which results in participating employees having the opportunity to buy stock at the lower values. Employees may end their participation in the Purchase Plan at any time, and participation ends automatically on termination of employment with the Company. In no event shall any employee be permitted to purchase shares of Common Stock under the Purchase Plan at a rate which exceeds $25,000 in fair market value (as measured at the time the option is granted) of such Common Stock for each calendar year. In the event of a proposed sale of all or substantially all the assets of the Company or a merger of the Company with or into another corporation, the Purchase Plan provides that each option under the Purchase Plan be assumed or an equivalent option be substituted by the successor or purchaser corporation, unless the Board decides to shorten the offering period or purchase period.

   Unless terminated sooner, the Purchase Plan will terminate 20 years from its effective date. The Board has authority to amend or terminate the Purchase Plan, provided that no such action may adversely affect the rights of any participant.

Vote Required; Recommendation of the Board of Directors

   Approval of the Purchase Plan Amendment requires the affirmative vote of a majority of the shares represented by person or by proxy and voting at the Annual Meeting. Abstentions and broker non-votes are not counted as affirmative votes with respect to approval of proposals such as the Purchase Plan Amendment.

   The Board of Directors believes that it is in the best interests of the Company and its shareholders to be able to continue to offer its present and prospective employees the option to participate in the Purchase Plan in order to advance the interests of the Company shareholders. Absent the approval of this Proposal Two, it is expected that the Purchase Plan would terminate in August 2002 as a result of an absence of shares available for issuance under the Purchase Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

Proposal 3: Approval of the Appointment of KPMG LLP as Independent Auditors

   The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP ("KPMG") as our independent auditors for fiscal 2002 subject to your approval. KPMG has served as our independent auditors since 1991. Representatives of KPMG will attend the Annual Meeting to answer appropriate questions. They also may make a statement.

   Audit services provided by KPMG during fiscal 2001 included an audit of the Company's consolidated financial statements, a review of the Company's Annual Report and certain other filings with the Securities and Exchange Commission ("SEC") and certain other governmental agencies. In addition, KPMG provided various non-audit services to the Company during 2001.

Audit Fees

   The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual financial statements for the year ended September 30, 2001, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended September 30, 2001, were $241,000.

Financial Information Systems Design and Implementation Fees

   The aggregate fees billed for information technology services rendered by KPMG LLP during the year ended September 30, 2001, were $0.

All Other Fees

   The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services and financial information systems design and implementation, rendered by KPMG LLP during the year ended September 30, 2001, were $1,500,000. These other services consisted of the following:

   - Statutory and Employee Benefit Audits.......................... $   16,000
   - Tax Services................................................... $1,333,000
   - Due Diligence.................................................. $   85,000
   - SEC Filings.................................................... $   66,000

   The Audit Committee has determined that the provision of these other services is compatible with maintaining the independence of KPMG LLP.

Vote Required; Recommendation of the Board of Directors

   The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of KPMG, the appointment of the independent auditors will be reconsidered by the Board of Directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                      NOMINEES FOR THE BOARD OF DIRECTORS

   Pierre R. Lamond, Age 71, Director since 1987--Mr. Lamond has been the Chairman of the Board of Directors since the Company was founded in February 1987. Since August 1981, he has been a General Partner of Sequoia Capital, a venture capital firm. Sequoia has financed companies such as Cypress Semiconductor Corporation, Cisco Systems, Inc., and C-Cube Microsystems, Inc. Mr. Lamond was founder and Vice President of National Semiconductor Corporation. He is also a director of Redback Networks, Versity and a number of private companies.

   Vincent Chan, Ph.D., Age 53, Director since 2000--Since 1998, Dr. Chan has served on the Massachusetts Institute of Technology's faculty as the Joan and Irwin Jacobs Professor of Electrical Engineering and Computer Science, Aeronautics and Astronautics and a member of the Operations Research Center. He has also been serving as the Director of MIT's Laboratory for Information and Decision Systems. From 1995 to 1998, he was the Head of the Communications and Information Technology Division of MIT Lincoln Laboratory. Dr. Chan has over 25 years experience leading the development of advanced communication systems and networks.

   James A. Cole, Age 59, Director since 1987--Mr. Cole has been a General Partner of Windward Ventures, L.P. since 1997. He was a General Partner of Spectra/New Enterprise Associates, a venture capital firm, from 1986 through 1997. He was a founder and Executive Vice President of Amplica, Inc., a GaAs microwave IC and sub-system company. Mr. Cole also serves as a director of Giga-Tronics, Inc. and a number of private companies.

   Alex Daly, Age 40, Director since 1998--Alex Daly is the founder of ArcSight, Inc., an enterprise network security management company where he serves as Chairman, President and Chief Executive Officer. From January 1998 through January 2000, he was President and CEO of Cygnus Solutions, a developer of software tools. From 1995 through 1997, he served as Senior Vice President of Marketing and then Sales at C-Cube Microsystems, a manufacturer of integrated circuits for consumer electronics, communications and computer applications. Prior to that, Mr. Daly served at Intel Corporation, a semiconductor company, most recently as director of marketing for the mobile computing group.

   John C. Lewis, Age 66, Director since 1990--Mr. Lewis served as Chairman of the Board of Directors and Chief Executive Officer of Amdahl Corporation, a manufacturer of large, general purpose computer storage systems and software products, from August 1977 to March 2001. Before joining Amdahl in 1977, he was President of Xerox Business Systems. Mr. Lewis also serves as a director of Cypress Semiconductor Corporation and Pinnacle Systems.

   Louis R. Tomasetta, Ph.D., Age 53, Director since 1987--Dr. Tomasetta, a co-founder of the Company, has been President, Chief Executive Officer and a Director since the Company's inception in February 1987. From 1984 to 1987, he served as President of the integrated circuits division of Vitesse Electronics Corporation. Prior to that he was the director of the Advanced Technology Implementation department at Rockwell International Corporation. Dr. Tomasetta has over 25 years experience in the management and development of GaAs based businesses, products, and technology. Dr. Tomasetta also serves as a director of a number of private companies.

                         BOARD MEETINGS AND COMMITTEES

   The Company's Board usually meets five times a year in regularly scheduled meetings, but will meet more often if necessary. The Board held eight meetings during fiscal 2001 and all of the directors attended at least 75% of the Board meetings of which they were members.

   The full Board considers all major decisions of the Company. However, the Board has established the following two standing committees, each of which is chaired by an outside director:

  . Compensation Committee

   The Compensation Committee reviews and approves officers' salaries and employee compensation programs. During fiscal 2001, the Committee, which currently consists of Vincent Chan, Alex Daly and Pierre R. Lamond, met five times during fiscal 2001 and all members attended at least 75% of the meetings.

  . The Audit Committee

   The Audit Committee reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The Committee, which currently consists of James A. Cole, Pierre R. Lamond and John C. Lewis, met four times during fiscal 2001 and all members attended at least 75% of the meetings.

   The Board currently has no nominating committee or committee performing a similar function.

                             DIRECTOR COMPENSATION

   Non-employee directors receive $2,000 for each Board meeting attended in person and $1,000 for each meeting attended by telephone. Directors are also reimbursed for customary and usual travel expenses.

   All non-employee directors participate in the 1991 Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, upon first becoming a director, each non-employee director receives non-statutory options to purchase 40,000 shares (except for the Chairman, who receives options to purchase 60,000 shares). Additionally, every year on January 1 each director receives options to purchase 40,000 shares (except for the Chairman who receives options to purchase 60,000 shares). The size of the foregoing option grants are adjusted to reflect the effects of stock splits, stock dividends, stock combinations and the like. These options are for a ten-year term and become available for purchase in installments of two percent of the total number of shares granted at the end of each month beginning January 31 after the date of grant. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date of grant of the option. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within six months after termination by death or disability, or (3) within three months after the individual's term as director ends.

   During fiscal 2001, Mr. Lamond was granted an option to purchase 60,000 shares of common stock and Messrs. Chan, Cole, Daly and Lewis each were granted an option to purchase 40,000 shares of common stock at an exercise price of $55.3125.

   The Directors' Plan will expire on January 1, 2002. Under the 2001 Stock Incentive Plan approved by our stockholders on January 23, 2001, each year beginning in 2002, each non-employee director shall receive nonstatutory options to purchase 40,000 shares (except for the Chairman, who shall receive options to purchase 60,000 shares). These options are for a ten-year term and become available for purchase in installments of two percent of the total number of shares granted at the end of each month beginning January 31 after the date of grant. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date of grant of the option. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within six months after termination by death or disability, or (3) within three months after the individual's term as director ends.

   Employee directors receive no other compensation for serving on the Board.

                            STOCK PERFORMANCE GRAPH

   The following performance graph compares the cumulative total stockholder return on the Company's common stock with the NASDAQ Stock Market-U.S. Index and the NASDAQ Electronics Components Index from market close on the last trading day in September 1996 through September 30, 2001. The graph is based on the assumption that $100 was invested in each of the Company's common stock, the NASDAQ Stock Market-U.S. Index and the NASDAQ Electronic Components Index on September 30, 1996.

   The stock price performance graph depicted below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934. The stock price performance on the graph is not necessarily an indicator of future price performance.

                Comparison of Five-Year Cumulative Total Return*
                    among Vitesse Semiconductor Corporation,
                      the NASDAQ Stock Market (U.S.) Index
                  and the NASDAQ Electronics Components Index

VITESSE SEMICONDUCTOR CORP

                                               Cumulative Total Return
                                ----------------------------------------------------
                                   9/96     9/97     9/98     9/99     9/00      9/01
VITESSE SEMICONDUCTOR             100.00   192.48   183.50   663.11   1381.56   120.39
CORPORATION
NASDAQ STOCK MARKET               100.00   137.27   139.44   227.82    302.47   123.64
(U.S.)
NASDAQ ELECTRONIC COMPONENTS      100.00   175.88   140.02   284.57    500.48   140.88

                              PRINCIPAL OWNERSHIP
                      OF VITESSE SEMICONDUCTOR CORPORATION
                                  COMMON STOCK

   The following table shows the number of shares of Company common stock owned as of September 30, 2001 by the directors, the Named Executive Officers listed on page 11, all directors and officers as a group, and each holder known to the Company to be the beneficial owner of at least 5% of the Company's common stock.

                         Principal Stock Ownership(/1/)

                                                           Total Shares
                                           Shares       Beneficially Owned
                                         Exercisable     Plus Exercisable
Name of Individuals or   Shares Owned Within 60 Days of Within 60 Days of  Percent
Identity of Group        Beneficially  Sept. 30, 2001     Sept. 30, 2001   of Total
----------------------   ------------ ----------------- ------------------ --------
Fidelity Management and
 Research Corporation...  19,780,244            --          19,780,244       9.9%
 82 Devonshire Street
 Boston, MA 02109-3614
Louis R.
 Tomasetta(/2/).........     510,983      1,166,312          1,677,295         *
Ira Deyhimy.............     359,864        161,501            521,365         *
Christopher Gardner.....      64,355        374,100            438,455         *
Pierre R. Lamond........     220,400        127,200            347,600         *
Eugene F. Hovanec.......      52,767        185,008            237,775         *
James A. Cole...........      33,700        190,400            224,100         *
Michael Millhollan......      32,269        112,120            144,389         *
John C. Lewis...........      40,000         89,600            129,600         *
Alex Daly...............           0         87,200             87,200         *
Vincent Chan............           0         30,800             30,800         *
All executive officers
 and directors as a
 group (12 persons).....   1,357,230      2,592,241          3,949,471       2.0%

--------
 * Less than 1%
(/1/All)share information has been adjusted to reflect a 3 for 2 stock split on February 12, 1997, a 2 for 1 stock split on May 26, 1998, and a 2 for 1 stock split on October 20, 1999.
(/2/Includes)an aggregate of 126,000 shares held for his children, pursuant to the Transfer to Minors Act and as to which Dr. Tomasetta has voting and investment power.

                       COMPENSATION OF EXECUTIVE OFFICERS

   The following is a summary of information regarding compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of September 30, 2001. These five individuals are the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                     Long-Term
                                                                    Compensation
                                       Annual Compensation             Awards
                              ------------------------------------- ------------
                                                                     Number of
                                                                     Securities
   Name and Principal                               Other Annual     Underlying
        Position         Year  Salary  Bonus(/1/) Compensation(/2/)   Options
   ------------------    ---- -------- ---------- ----------------- ------------
LOUIS R. TOMASETTA...... 2001 $316,827  $638,663          --         1,200,000
 President & Chief
  Executive Officer      2000  275,000   406,655          --           600,000
                         1999  269,231   210,830          --           760,000

EUGENE F. HOVANEC....... 2001  203,798   439,020          --           300,000
 Vice President, Finance
  & Chief Financial      2000  180,000   296,937          --           200,000
 Officer                 1999  180,000   189,747          --           160,000

CHRISTOPHER GARDNER..... 2001  180,769   229,137          --           200,000
 Vice President & Chief
  Operating              2000  150,000   167,246          --           120,000
 Officer                 1999  148,846   114,647          --           100,000

MICHAEL MILLHOLLAN...... 2001  180,769   214,604          --            50,000
 Vice President &
  General Manager,       2000  150,000   189,456          --           140,000
 Datacommunications      1999  150,000   130,373          --           120,000

IRA DEYHIMY............. 2001  157,548   162,374          --            50,000
 Vice President,
  Business Development   2000  150,577   116,394          --            90,000
                         1999  135,000    84,297          --            80,000

--------
(/1/)No bonuses were earned for fiscal 2001. Amounts paid in each year are for bonuses earned in previous years.
(/2/)Excludes certain expenses which, for any Named Executive Officer, did not exceed the lesser of $50,000 or 10% of the compensation reported in the above table, and which, for all Named Executive Officers as a group, did not exceed the lesser of $50,000 times the number of Named Executive Officers or 10% of all Named Executive Officers' annual salaries and bonuses reported in the above table.

   The following table presents additional information concerning the option awards shown in the Summary Compensation Table for fiscal year 2001. These options to purchase common stock were granted to the Named Executive Officers under the Company's 1991 Employee Stock Option Plan.

                       Option Grants in Last Fiscal Year

                                       Individual Grants
                         ----------------------------------------------
                                                                         Potential Realizable
                                      % of Total                        Value at Assumed Annual
                                      Securities    Exercise              Rate of Stock Price
                         Number of    Underlying    or Base             Appreciation for Option
                         Securities Options Granted  Price                     Term(/1/)
                         Underlying  to Employees     Per    Expiration -----------------------
          Name            Options   in Fiscal Year   Share      Date        5%          10%
          ----           ---------- --------------- -------- ---------- ----------- -----------
Louis R. Tomasetta...... 1,200,000       14.26%     $17.4375   4/6/11   $13,159,620 $33,349,061

Eugene F. Hovanec.......   300,000        3.57%      17.4375   4/6/11     3,289,905   8,337,265

Christopher Gardner.....   200,000        2.38%      17.4375   4/6/11     2,193,270   5,558,177

Michael Millhollan......    50,000        0.59%      17.4375   4/6/11       548,318   1,389,544

Ira Deyhimy.............    50,000        0.59%      17.4375   4/6/11       548,318   1,389,544

--------
(/1/These)dollar amounts are not intended to forecast future appreciation of the common stock price. Named Executive Officers will not benefit unless the common stock price increases above the stock option exercise price. Any gain to the Named Executive Officers resulting from common stock price appreciation would benefit all stockholders.



   The following table shows information for the Named Executive Officers concerning stock options exercised during fiscal 2001 and stock options unexercised at the end of fiscal year 2001.

                Aggregated Option Exercises in Last Fiscal Year
                       And Fiscal Year-end Option Values

                                                   Number of Securities
                                                  Underlying Unexercised     Value of Unexercised
                          Number of               Options at Fiscal Year    In-the-Money Options at
                           Shares                           End                 Fiscal Year End
                          Acquired   Value(/1/)  ------------------------- -------------------------
          Name           on Exercise  Realized   Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Louis R. Tomasetta......   270,000   $14,976,817   894,312     2,556,000    $364,333          --

Eugene F. Hovanec.......   125,000     6,774,500   113,008       661,000      29,422          --

Christopher Gardner.....    28,200     1,311,089   330,100       521,000     771,346     $446,865

Michael Millhollan......   110,000     7,194,764    60,120       324,000         --           --

Ira Deyhimy.............    40,000     2,909,062   127,501       219,999     262,813          --

--------
(/1/Value)realized is the difference between the option exercise price and the fair market value of the Company's common stock at the date of exercise multiplied by the number of options exercised.

                    REPORT OF THE COMPENSATION COMMITTEE OF
                             THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors consists of three non-employee directors. The Committee reviews and approves salaries, bonuses and other benefits payable to the Company's executive officers. It also administers the Company's employee stock option and employee stock purchase plans.

Compensation Goals

   The Compensation Committee establishes compensation for executive officers to align with business objectives and performance and to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation programs, including those for executive officers, share these characteristics:

  . The Company pays competitively. The Company offers a compensation program, including competitive base salaries and, where appropriate, relocation benefits, to attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other leading companies in the industry.

  . The Company pays for relative sustained performance. Executive officers are rewarded based upon corporate, departmental, and individual performance. Corporate and departmental performance are evaluated by reviewing whether strategic and business plan goals are met. Individual performance is evaluated by measuring organizational progress against set objectives.

  . The Company strives for fairness to achieve a balance in compensation paid to the executives within the Company and in comparable companies. It believes that the contributions of each member of the executive staff are vital to the success of the Company.

  . The Company believes that employees should understand the performance evaluation and compensation programs. At the beginning of the performance cycle, key quarterly and annual objectives are set for each officer. The chief executive officer gives ongoing feedback on performance to each officer. At the end of the performance cycle, the Compensation Committee evaluates the accomplishments of the key objectives in making its decisions on merit increases and stock option grants.

Compensation Components

   The Company's compensation program, which consists of cash- and equity-based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance stockholder value, motivate technological innovation, and reward executive officers and other employees. The components are:

Cash-Based Compensation:

  . Salary The Committee sets base salary for officers by reviewing the compensation levels for similar positions in comparable companies in the industry.

  . Bonus Under the Company's bonus plan, bonuses for eligible executive officers are generally paid as a percentage of their base salary and on the basis of the achievement of certain individual and corporate financial goals. The bonuses actually earned by each individual during any fiscal year are to be paid in successive years. In fiscal 2001, no bonuses were earned under the officers' bonus plan.

Equity-Based Compensation:

   Stock options provide additional incentives to officers to work to maximize stockholder value. The options become available for purchase over a defined period to encourage officers to continue their employment with the Company. In line with its compensation philosophy, the Company grants stock options to employees at all levels of the organization based on each individual's contribution to the Company.

Chief Executive Officer Compensation

   Louis R. Tomasetta has been President and Chief Executive Officer of the Company since its incorporation in 1987. His total compensation consists of base salary, bonus and employee stock options. In determining Mr. Tomasetta's compensation, the Committee evaluates:

  . Corporate performance, principally revenue and operating profit goals.

  . His individual performance

  . Compensation paid to other executive officers of the Company

  . Compensation paid to chief executive officers of comparable companies

   For fiscal year 2001, Mr. Tomasetta's salary was $316,827. For his performance in the prior year, he received non-statutory options to purchase 1,200,000 shares of common stock under the Company's 1991 Stock Option Plan at an exercise price of $17.4375. These options are for a ten-year term and become available to purchase in annual installments of 20% of the total number of shares granted beginning on January 1, 2002. Mr. Tomasetta's equity ownership in the Company includes 510,983 shares of common stock and stock options to purchase an additional 3,450,312 shares. He shares significantly in the success of the Company's business with the other stockholders.

                                          COMPENSATION COMMITTEE OF THE BOARD
                                           OF DIRECTORS

                                          Pierre R. Lamond
                                          Vincent Chan
                                          Alex Daly

                                 OTHER MATTERS

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee consists of non-employee directors only. Pierre
R. Lamond, Chairman of the Board of the Company, is a general partner of a venture capital firm that invested in the Company prior to its initial public offering in 1991.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based on a review of forms filed or written notice that no annual forms were required, the Company believes that from October 1, 2000 to September 30, 2001, all SEC filings of its officers, directors and ten percent stockholders complied with the requirements of Section 16 of the Securities Exchange Act.

Audit Committee Report

   In accordance with the written charter (attached as Appendix A hereto) adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The members of the Committee have been determined to be independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

   The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee also reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

   The Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

   The Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

   Based on the above review and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board concurred in such recommendation.

   Submitted by the Audit Committee of the Company's Board of Directors:

                                          James A. Cole
                                          Pierre R. Lamond
                                          John C. Lewis

Other

   The Company knows of no other matters to be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as the Company may recommend.

                                          THE BOARD OF DIRECTORS

Camarillo, California
December 19, 2001

                                                                      Appendix A

            Charter of the Audit Committee of the Board of Directors
                                       of
                       Vitesse Semiconductor Corporation

I. Audit Committee Purpose

  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors.

II. Audit Committee Composition and Meetings

  The Audit Committee and its members shall meet the requirement of the National Association of Securities Dealers as follows:

  . The Audit Committee shall be comprised of a minimum of three directors elected annually by the Board of Directors.

  . Each member shall be an independent non-executive director, free from any relationship that would interfere with the exercise of his or her judgment. The following persons shall not be considered independent:

    . A director that has been employed by the Company or any of its affiliates for the current year or any of the past three years.

    . A director that has accepted any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

    . A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

    . A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

    . A director who is employed as an executive of another entity where any of the Company executives serve on that entity's compensation committee.

  . All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

  . At least one member shall have accounting or related financial management expertise. This member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

  . The Audit Committee shall meet on a quarterly basis, or more frequently as circumstances dictate. In addition, the Committee should communicate with management quarterly to review the Company's financial statements and any significant findings based upon the auditors limited review procedures.

III.Audit Committee Responsibilities and Duties

  Review Procedures

  . Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

  . Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

  . Review with financial management the Company's quarterly financial results prior to the filing of the Company's quarterly financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards (SAS) No.61.

  Independent Auditors

  . The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors as representatives of the Company's stockholders. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  . Approve the fees and other significant compensation to be paid to the independent auditors.

  . On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have the Company that could impair the auditor's independence.

  . Prior to filing the year-end financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with Statement of Auditing Standards (SAS) No. 61.

  . Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Other Audit Committee Responsibilities

  . Annually prepare a report to shareholders as required by the Securities and Exchange Commission (SEC). This report will state whether the Audit Committee has performed the following:

    . Reviewed and discussed the audited financial statements with management;

    . Discussed with the independent auditors the matters required to be discussed by SAS 61; and

    . Received certain disclosures from the auditors regarding their independence as required by the Independence Standards Board (ISB) Statement No. 1. The Audit Committee must also include a statement if based on this review, the Audit Committee recommended to the Board to include the audited financial statements in the annual report filed the SEC.

     The report should be included in the Company's annual proxy statement.

  .  Maintain minutes of meetings.

                              AMENDED AND RESTATED
                       VITESSE SEMICONDUCTOR CORPORATION
                       1991 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1991 Employee Stock Purchase Plan of Vitesse Semiconductor Corporation.

     1. Purpose   The purpose of the Plan is to provide employees of the Company
        -------
and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions
        -----------

        (a) "Board" shall mean the Board of Directors of the Company.
             -----

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
             ----

        (c) "Common Stock" shall mean the Common Stock, $0.01 par value per
             ------------
share, of the Company.

        (d) "Company" shall mean Vitesse Semiconductor Corporation, a Delaware
             -------
corporation.

        (e) "Compensation" shall mean all base straight time gross earnings
             ------------
including payments for shift premium and commissions and excluding overtime, incentive compensation, incentive payments, bonuses and other compensation.

        (f) "Designated Subsidiaries" shall mean the Subsidiaries which have
             -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        (g) "Employee" shall mean any individual who is an employee of the
             --------
Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

        (h) "Enrollment Date" shall mean the first day of each Offering Period.
             ---------------

        (i) "Exercise Date" shall mean the last day of each Purchase Period
             -------------
within each Offering Period.

        (j) "Fair Market Value" shall mean, as of any date, the value of Common
             -----------------
Stock determined as follows:

            (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock on the last market Trading Day prior to the day of such determination) as reported in the Wall Street Journal or such other source as the Board deems reliable;

            (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock on the last market Trading Day prior to the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

            (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        (k) "Offering Period" shall mean a 24-month period with respect to which
             ---------------
the right to purchase Common Stock may be granted under the Plan, as determined pursuant to paragraph 4(a).

        (l) "Participant" means an Employee who is eligible under paragraph 3
             -----------
and who elects to participate in the Plan, as provided in paragraph 5.

        (m) "Plan" shall mean this Employee Stock Purchase Plan.
             ----

        (n) "Purchase Period" means a six-month period during which
             ---------------
contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to paragraph 4.

        (o) "Purchase Price" shall mean the price at which Participants may
             --------------
purchase Common Stock under the Plan, as determined pursuant to paragraph 7(b).

        (p) "Reserves" shall mean the number of shares of Common Stock covered
             --------
by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which
             ----------
not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        (r) "Trading Day" shall mean a day on which national stock exchanges and
             -----------
the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3. Eligibility
        -----------

        (a) Any Employee who has been continuously employed by the Company for at least one (1) month and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

        (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering and Purchase Periods
        -----------------------------

        (a) While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on February 1 and August 1 of each year and terminating twenty-four months later on January 31 and July 31, respectively, before the next Offering Period commences, until the Plan terminates in accordance with paragraph 19 hereof. The Board shall have the power to change the duration and timing of Offering Periods with respect to future offerings without stockholder approval.

        (b) While the Plan is in effect, two Purchase Periods shall commence in each calendar year. The Purchase Periods shall consist of the six-month periods commencing on February 1 and August 1 of each year and terminating on July 31 and January 31, respectively.

        (c) For purposes of calculating the Purchase Price under paragraph 7(b), the applicable Offering Period shall be determined as follows:

            (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation in the Plan or (C) re-enrollment in a subsequent Offering Period under paragraph (ii) below.

            (ii) In the event that the Fair Market Value of Stock on the last Trading Day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last Trading Day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

            (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

     5. Participation
        -------------

        (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least ten (10) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

        (b) Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an eligible Employee, withdraws from the Plan under paragraph 10(a) or reaches the end of the Purchase Period in which his or her employee contributions were discontinued under paragraph 6(d). A Participant who withdrew from the Plan under paragraph 10(a) may again become a Participant, if he or she then is an eligible employee, by following the procedure described in paragraph 5(a) above. A Participant whose employee contributions were discontinued automatically under paragraph 6(d) shall automatically resume participation at the beginning of the earliest Purchase Period ending in the next calendar year, if he or she then is an eligible employee.

     6. Payroll Deductions
        ------------------

        (a) At the time a Participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed twenty percent (20%) of the Participant's Compensation during said Offering Period.

        (b) All payroll deductions made for a Participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

        (c) A Participant may discontinue his or her participation in the Plan as provided in paragraph 10. A Participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in paragraph 10.

        (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

        (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option and Purchase Price
        ----------------------------------

        (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any Purchase Period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12 hereof. To the extent that the payroll deductions on behalf of an Employee exceed the aggregate Purchase Price, the payroll deductions credited to such Participant's account during the Offering Period may be returned to the Employee or credited to a following Purchase Period. Exercise of the option shall occur as provided in paragraph 8, unless the Participant has withdrawn pursuant to paragraph 10, and such option shall expire on the last day of the Offering Period.

          (b) The Purchase Price for each share of Stock purchased at the close of a Purchase Period shall be the lower of:

              (i) 85% of the Fair Market Value of such share on the last Trading Day in such Purchase Period; or

              (ii) 85% of the Fair Market Value of such share on the last Trading Day before the commencement of the applicable Offering Period (as determined under Section 4(c)).

     8. Exercise of Option   Unless a Participant withdraws from the Plan as
        ------------------
provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in paragraph 10. Any other monies left over in a Participant's account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery   As promptly as practicable after each Exercise Date on which
        --------
a purchase of shares occurs, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10. Withdrawal; Termination of Employment
         -------------------------------------

         (a) A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new subscription agreement.

         (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship (as described in paragraph 2(h)), the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the option will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such Participant's option will be automatically terminated.

         (c) In the event an Employee fails to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a Participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such Participant and such Participant's option terminated.

         (d) A Participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

     11. Interest   No interest shall accrue on the payroll deductions of a
         --------
Participant in the Plan.

     12. Stock
         -----

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 13,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

         (b) The Participant will have no interest or voting right in shares covered by his option until such option has been exercised.

         (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

     13. Administration  The Plan shall be administered by the Board of the
         --------------
Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

         (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

         (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

     14. Designation of Beneficiary
         --------------------------

         (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option.

         (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative known to the Company, then to such other person as the Company may designate.

     15. Transferability   Neither payroll deductions credited to a
         ---------------
Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

     16. Use of Funds   All payroll deductions received or held by the Company
         ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports   Individual accounts will be maintained for each Participant
         -------
in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
         ----------------------------------------------------------------------
Sale or Change of Control
-------------------------

         (a) Changes in Capitalization   Subject to any required action by the
             -------------------------
stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         (b) Dissolution or Liquidation    In the event of the proposed
             ---------------------------
dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

         (c) Merger or Asset Sale   In the event of a proposed sale of all or
             --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

      19. Amendment or Termination
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

         (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices  All notices or other communications by a Participant to the
         -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares   Shares shall not be issued with
         ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan   The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty
(20) years unless sooner terminated under paragraph 19.

Revised 1/99, 9/01, 12/01

                                 (Sample Form)

                                                                       Exhibit A

                       VITESSE SEMICONDUCTOR CORPORATION
                       1991 EMPLOYEE STOCK PURCHASE PLAN

                             Subscription Agreement

1. I,                             , hereby elect to participate in the Vitesse
      ----------------------------
   Semiconductor Corporation (the "Company") 1991 Employee Stock Purchase Plan (the "Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of
           % of my Compensation on each payday (not to exceed 20%) during the
   --------
   Offering Period in accordance with the Purchase Plan (no fractional percentages are permitted).

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I understand that my participation is in all respects subject to the terms of the Purchase Plan.

5. I understand that under the Purchase Plan shares are issued in the name of the Participant or in the name of the Participant and his or her spouse.

6. I understand that if I dispose of any shares received by me pursuant to the Purchase Plan within two (2) years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for Federal income tax purposes as having received ordinary income in the year of sale equal to the difference between the purchase price of the shares and the fair market value of the shares on the date of exercise (purchase). Any additional gain (or loss) (measured using the fair market value of the shares on the date of exercise (purchase)) is a capital gain (or loss). I agree to notify the Company in writing within 30 days after the date of any such disposition and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock.

   If I dispose of such shares after the expiration of the two-year holding period, I understand that I will be treated for Federal income tax purposes as having received ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition over the amount paid for the shares or (ii) the excess of the fair market value of the shares on the date of grant (enrollment) over the exercise (purchase) price (determined as if the option were exercised on the date of grant). Any additional gain (or loss) is capital gain (or loss). The applicable capital gain rate will depend on the actual length of my holding period.

Subscription Agreement                                                    Page 2

7. I hereby agree to be bound by the terms of the Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Purchase
   Plan:

   Name:
                  ---------------------------------------------------------
   Relationship:
                  ---------------------------------------------------------
   Address:
                  ---------------------------------------------------------

                  ---------------------------------------------------------

  Name:
                  ---------------------------------------------------------
  Relationship:
                  ---------------------------------------------------------
  Address:
                  ---------------------------------------------------------


     *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

I understand that this Subscription Agreement shall remain in effect throughout successive Offering Periods unless I terminate it by forwarding a completed
                Notice of Withdrawal to the Finance Department.

     *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

-----------------------------------             ------------------------
Signature of Employee                           Date

-----------------------------------             ------------------------
Print Name                                      Social Security Number

-----------------------------------
Address

-----------------------------------


Subscription Agreement

                                 (Sample Form)

                                                                       Exhibit B


                       VITESSE SEMICONDUCTOR CORPORATION

                       1991 EMPLOYEE STOCK PURCHASE PLAN

                              Notice of Withdrawal


     The undersigned Participant in the Vitesse Semiconductor Corporation 1991 Employee Stock Purchase Plan hereby notifies the Company that he/she hereby withdraws from Offering Period ___, which began on __________________. If applicable, Participant hereby directs the Company to pay the undersigned as promptly as practicable all payroll deductions credited to his/her account with respect to such Offering Period. The undersigned understands and agrees that his/her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                               --------------------------------
                                               Signature

                                               --------------------------------
                                               Print Name

                                               --------------------------------
                                               Date



Notice of Withdrawal

                                   DETACH HERE

                                     PROXY

                       VITESSE SEMICONDUCTOR CORPORATION

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JANUARY 29, 2002

The undersigned stockholder of Vitesse Semiconductor Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, first mailed to stockholders on or about December 19, 2001, and hereby appoints Louis R. Tomasetta and Pierre R. Lamond, and each of them, with full power of substitution, as Proxy or Proxies, to vote all shares of the Common Stock of the undersigned at the Annual Meeting of Stockholders of Vitesse Semiconductor Corporation to be held on January 29, 2002, and at any adjournments thereof, upon the proposals set forth on this form of proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

-----------                                                          -----------
SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

VITESSE SEMICONDUCTOR
CORPORATION
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

  -------------------
   Vote by Telephone
  -------------------

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

--------------------------------------------------------------------------------

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.

--------------------------------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!

  ---------------------
    Vote by Internet
  ---------------------

It's fast, convenient, and your vote is immediately confirmed and posted.

--------------------------------------------------------------------------------

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website http://www.eproxyvote.com/vtss

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

--------------------------------------------------------------------------------

Your vote is important!
Go to http://www.eproxyvote.com/vtss anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet


                               DETACH HERE

[X]  Please mark votes as in this example.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR NAMED BELOW AND A VOTE FOR PROPOSALS 2 AND 3.

1. To elect six directors of the Company to serve for the ensuing one year until the Company's 2003 Annual Meeting of Stockholders and until their successors are elected.

   Nominees: (01) Pierre R. Lamond, (02) Vincent Chan, (03) James A.
             Cole, (04) Alex Daly, (05) John C. Lewis, (06) Louis R. Tomasetta
             FOR  [_]     [_]  WITHHELD

             [_]______________________________________
                For all nominees except as noted above

2. To approve an amendment to the Company's 1991 Employee Stock Purchase Plan.

               FOR         AGAINST        ABSTAIN
               [_]           [_]            [_]

3. To ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2002.

               FOR         AGAINST        ABSTAIN
               [_]           [_]            [_]

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If the signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If the signer is a partnership, please sign in partnership name by authorized person.

Signature:_____________   Date:___________    Signature:_________  Date:________